US-LEGAL-10600104/4 174008-0001 SEPARATION AND RELEASE AGREEMENT This Separation and Release Agreement (the “Agreement”) is entered into on February 8, 2022, by and between Kyle Detwiler (“Employee”) and Clever Leaves Holdings Inc., a corporation organized under the law of British Columbia, Canada (the “Company”). Capitalized terms used but not defined herein shall have the meanings set forth in that certain Amended and Restated Employment Agreement, entered into as of December 22, 2020, by and between Employee and the Company (the “Employment Agreement”). 1. Separation of Employment. Separation; Termination of Employment Agreement. Employee’s last day of employment with the Company shall be March 24, 2022 (the “Separation Date”). Effective as of the Separation Date, (i) Employee’s employment with the Company and all of its affiliates shall terminate and Employee shall cease to be an employee of all of the foregoing, (ii) Employee shall resign from all positions as an officer and director of the Company (including his role as Chairman) and all positions as an officer, director or fiduciary of any subsidiary of the Company and (iii) the Employment Agreement shall terminate, and neither the Company nor Employee shall have any further obligations thereunder except as otherwise set forth herein. The Company and Employee further acknowledge and agree that the termination of Employee’s employment hereunder constitutes a “separation from service” within the meaning of Section 409A of the Code. The Company and Employee shall mutually agree on a public statement regarding the Employee’s departure. 2. Return of Company Property. Employee represents and warrants that Employee shall, immediately following the Separation Date, return to the Company any and all property and equipment of the Company, including (i) all keys, files, lists, books and records (and copies thereof) of, or in connection with, the Company’s business, equipment (including, but not limited to, computer hardware, software and printers, wireless handheld devices, cellular phones and pagers), access or credit cards, Company identification, and all other property belonging to the Company in Employee’s possession or control, and (ii) all documents and copies, including hard and electronic copies, of documents in Employee’s possession relating to any Proprietary Information (as defined in the Confidentiality Agreement), including without limitation, internal and external business forms, manuals, correspondence, notes and computer programs, and that Employee shall not make or retain any copy or extract of any of the foregoing; provided however, that Employee shall be entitled to retain his company issued laptop. 3. Accrued and Unpaid Compensation and Benefits; Payment in Lieu of Notice. The Company will pay to Employee accrued and unpaid Base Salary, thirty (30) accrued and unused vacation days and any other accrued or earned benefits or rights (collectively, the “Accrued Benefits”), in each case through the Separation Date, in accordance with the terms of Section 7.A. (Payment of Accrued But Unpaid Compensation and Benefits) of the Employment Agreement. In addition, in lieu of providing thirty (30) days’ notice in accordance with Section 6.E. (Termination by the Company Without Cause) of the Employment Agreement, the Company shall continue to pay to Employee the Base Salary for a period of thirty (30) days following the Separation Date (such amount equal to $22,603 in accordance with its normal payroll practices (the “Payment in Lieu of Notice”). 4. Separation Benefits. In consideration of, and subject to and conditioned upon (i) Employee’s timely execution of this Agreement, (ii) Employee’s continued employment through the Separation Date, (iii) Employee’s continued compliance with the Restrictive Covenants (as defined below) and (iv) Employee’s timely execution of the general release attached hereto as Exhibit A (the “Additional Release”) on or within seven (7) days following the Separation Date, the Company will provide the Employee with the separation benefits set forth in Section 7.C. (Termination of Employment by the Company without Cause, by the Executive for Good Reason or Upon Non-Renewal by the Company) of the Employment Agreement (as modified, with respect to the Employee’s service-vesting restricted stock units granted on January 14, 2022 (the “2022 RSUs”), by Exhibit C of that certain Restricted Share Unit Award Grant Notice and Restricted Share Unit Agreement, dated January 14, 2022, by and between the Company and Employee (the “2022 RSU Award Agreement”)), subject to the terms, including payment timing, set forth therein, and Sections 15 (Withholding) and 19 (Section 409A of the Code) of the Employment Agreement, as set forth below. The Company and Employee acknowledge the following:

US-LEGAL-10600104/4 174008-0001 2 (a) The amount of the Annual Bonus payable for 2021 pursuant to Section 7.C.ii. of the Employment Agreement is $0. (b) The amount of the Annual Bonus payable for 2022 pursuant to Section 7.C.i of the Employment Agreement shall be targeted at 70% of Annual Base Salary, measured against performance goals established for senior executives by the Company’s Board of Directors, and payable at the same time annual bonuses for 2022 are paid to other key executives of the Company, provided however that the resulting amount shall be pro- rated for the period from January 1, 2022 until the Separation Date. (c) The aggregate amount to be paid in accordance with the Company’s normal payroll period practices applicable to the Company’s executives (without regard to any individual deferral elections) during the period commencing on the Separation Date and ending on the twenty-four (24)-month anniversary thereof in accordance with Section 7.C.iii.c. of the Employment Agreement is $550,000. (d) The Company shall reimburse the COBRA premiums, if any, paid by Employee for continuation coverage for Employee, his spouse and dependents under the Company’s group health, dental and vision plans for eighteen (18) months (or up twenty-four (24) months if Employee is permitted to use continuation coverage under COBRA for a period in excess of eighteen (18) months) in accordance with Section 7.C.iii.d. of the Employment Agreement. (e) With respect to Employee’s outstanding Equity Awards: (i) With respect to Employee’s outstanding performance-vesting restricted stock units (i.e., those granted to Employee on March 2, 2021 and July 1, 2021 that contain a performance-vesting requirement that the closing price per common share of the Company equals or exceeds $15.00 per share for any 20 trading days within any consecutive 30-trading day period on or before December 18, 2024) (the “Second- Level Earnout RSUs”): (I) the portion of such Second-Level Earnout RSUs for which Employee has met the applicable service-vesting requirements on or prior to the Separation Date shall remain eligible to performance-vest for the applicable performance period based on actual performance (for the avoidance of doubt, as of the Separation Date, (x) 11,250 of the Second-Level Earnout RSUs granted on March 2, 2021 will have service-vested and (y) none of the Second-Level Earnout RSUs granted on July 1, 2021 will have service-vested); (II) a portion of the tranche of each Second-Level Earnout RSUs that was next scheduled to otherwise vest following the Separation Date shall service-vest on the Separation Date based on the period of time elapsed between the prior vesting date (or, if none, the grant date) and the Separation Date, which portion shall remain eligible to performance-vest for the applicable performance period based on actual performance (for the avoidance of doubt, as of the Separation Date, (x) an additional 2,959 of the Second-Level Earnout RSUs granted on March 2, 2021 will be considered service-vested and (y) an additional 2,141 of the Second-Level Earnout RSUs granted on July 1, 2021 will be considered service-vested); and (III) any portion of the Second-Level Earnout RSUs not described in clauses (I) or (II) above shall be automatically cancelled and forfeited as of the Separation Date (for the avoidance of doubt, as of the Separation Date, (x) 30,791 of the Second-Level Earnout RSUs granted on March 2, 2021 will be automatically

US-LEGAL-10600104/4 174008-0001 3 cancelled and forfeited and (y) 27,237 of the Second-Level Earnout RSUs granted on July 1, 2021 will be automatically cancelled and forfeited); (ii) Employee’s outstanding unvested stock options and service-vesting restricted stock units (including restricted stock units that were previously subject to performance- vesting conditions, which conditions have been achieved prior to the Separation Date (the “First-Level Earnout RSUs”)), other than the 2022 RSUs, will accelerate and vest in full on the Separation Date and be eligible to be exercised (in the case of stock options) and be settled (in the case of restricted stock units) in accordance with the applicable award agreement. As of the Separation Date, there are (I) 100,000 outstanding unvested service-based RSUs that were granted on March 2, 2021, (II) 33,750 outstanding unvested First-Level Earnout RSUs that were granted on March 2, 2021, (III) 29,378 outstanding unvested First-Level Earnout RSUs that were granted on July 1, 2021, and (IV) 9,351 outstanding unvested stock options that were granted on October 21, 2019). Employee’s vested stock options will remain exercisable until the three-month anniversary of the Separation Date; and (iii) Of Employee’s 500,000 outstanding unvested 2022 RSUs, 50,000 RSUs (which amount was scheduled to otherwise vest within 12 months of the Separation Date) shall accelerate and vest on the Separation Date and be settled in accordance with the 2022 RSU Award Agreement. The remaining 450,000 2022 RSUs shall be automatically cancelled and forfeited as of the Separation Date. (f) In addition to the foregoing, upon Employee’s submission of appropriate itemized proof and verification of reasonable and customary legal fees and tax advisor fees incurred by Employee in obtaining legal and tax advice associated with the preparation of a gain recognition agreement for Employee, including any analysis of the tax treatment to Employee, any tax audits, annual tax filings and certifications, the Company shall reimburse Employee for up to $20,000 in the aggregate for all such legal fees no later than thirty (30) days of receipt of an invoice for legal services from Employee and/or Employee’s attorneys; provided that any such reimbursements paid by the Company to Employee at any time prior to the Separation Date (including at any time prior to the date hereof) shall result in a corresponding reduction of the preceding $20,000 reimbursement cap. (g) The payments and benefits described in this Section 4 shall be in lieu of any termination or severance payments or benefits for which the Employee may be eligible under any of the plans, policies or programs of the Company or under the Worker Adjustment Retraining Notification Act of 1988 or any similar state statute or regulation. (h) No payment that is otherwise required to be paid to Employee pursuant to this Section 4 before the Additional Release becomes final and binding shall be paid to Employee on the first normal payroll payment date following the date the Additional Release becomes final and binding and any payment delayed as a result of this Section 4(f) shall be in a lump sum paid on such first payroll date; provided that if Employee materially breaches this Agreement or the Restrictive Covenants (as defined below), then the Company’s continuing obligations under this Section 4 shall cease as of the date of the breach and Employee shall be entitled to no further payments hereunder. 5. Warranty. Employee acknowledges that all payments and benefits under Section 4 constitute additional compensation to which Employee would not be entitled except for Employee’s decision to sign this Agreement and to abide by the terms of this Agreement. Employee acknowledges that, upon receipt of the Accrued Benefits and the Payment in Lieu of Notice and the separation payments and benefits under Section 4, Employee has received all monies and other benefits due to Employee as a result of Employee’s employment with and separation from the Company. Employee further represents that, to the

US-LEGAL-10600104/4 174008-0001 4 best of Employee’s knowledge, Employee has not sustained a work-related injury or illness that Employee has not previously reported to the Company. 6. Release of Claims. (a) Release by Employee. In exchange for the consideration set forth in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Employee agrees unconditionally and forever to release and discharge the Company and the Company’s affiliated, related, parent and subsidiary corporations, as well as their respective past and present parents, subsidiaries, affiliates, associates, members, stockholders, employee benefit plans, attorneys, agents, representatives, partners, joint venturers, predecessors, successors, assigns, insurers, owners, employees, officers, directors and all persons acting by, through, under, or in concert with them, or any of them (hereinafter the “Releasees”) from any and all manner of claims, actions, causes of action, in law or in equity, demands, rights, or damages of any kind or nature which Employee may now have, or ever have, whether known or unknown, fixed or contingent, in all cases arising out of employment with the Company or separation from employment (hereinafter called “Claims”), that Employee now has or may hereafter have against the Releasees by reason of any and all acts, omissions, events or facts occurring or existing prior to Employee’s execution of this release. The Claims released hereunder specifically include, but are not limited to, any claims for fraud; breach of contract; breach of implied covenant of good faith and fair dealing; inducement of breach; interference with contract; wrongful or unlawful discharge or demotion; violation of public policy; sexual or any other type of assault and battery; invasion of privacy; intentional or negligent infliction of emotional distress; intentional or negligent misrepresentation; conspiracy; failure to pay wages, benefits, vacation pay, severance pay, commissions, equity, attorneys’ fees, or other compensation of any sort; failure to accommodate disability, including pregnancy; discrimination or harassment on the basis of pregnancy, race, color, sex, gender, national origin, ancestry, religion, disability, handicap, medical condition, marital status, sexual orientation or any other protected category; any claim under the Age Discrimination in Employment Act, as amended, 29 U.S.C. § 621 et seq. (“ADEA”); the Older Workers’ Protection Benefit Act of 1990; Title VII of the Civil Rights Act of 1964, as amended, by the Civil Rights Act of 1991, 42 U.S.C. § 2000 et seq.; Equal Pay Act, as amended, 29 U.S.C. § 206(d); the Civil Rights Act of 1866, 42 U.S.C. § 1981; the Family and Medical Leave Act of 1993, 29 U.S.C. § 2601 et seq.; the Americans with Disabilities Act of 1990, 42 U.S.C. § 12101 et seq.; the False Claims Act, 31 U.S.C. § 3729 et seq.; the Employee Retirement Income Security Act, as amended, 29 U.S.C. § 1001 et seq.; the Worker Adjustment and Retraining Notification Act, as amended, 29 U.S.C. § 2101 et seq.; the Fair Labor Standards Act, 29 U.S.C. § 215 et seq.; the New York State Human Rights Law; the New York Labor Law (including but not limited to the New York State Worker Adjustment and Retraining Notification Act, all provisions prohibiting discrimination and retaliation, and all provisions regulating wage and hour law); the New York State Correction Law, the New York State Civil Rights Law, Section 125 of the New York Workers' Compensation Law; the New York City Human Rights Law; the Florida Civil Rights Act (§§ 760.01 to 760.11, Fla. Stat.); the Florida Whistleblower Protection Act ((§§ 448.101 to 448.105, Fla. Stat.); the Florida Workers’ Compensation Retaliation provision (§§ 440.205, Fla. Stat.); the Florida Minimum Wage Act ((§§ 448.110, Fla. Stat.); Article X, Section 24 of the Florida Constitution (Fla. Const. art. X, § 24); the Florida Fair Housing Act (§§ 760.20 to 760.37, Fla. Stat.); and any federal, state or local laws of similar effect. (b) Claims Not Released. This release shall not apply to: the Company’s obligations to provide the separation benefits under Section 4 of the Agreement; Employee’s right to indemnification under any applicable indemnification agreement with the Company; the Company’s governing documents or applicable law; the right to continued coverage and

US-LEGAL-10600104/4 174008-0001 5 reimbursement for prior claims under D&O insurance on the same terms as for other active executives; Employee’s right to assert claims for workers’ compensation or unemployment benefits; Employee’s right to bring to the attention of the Equal Employment Opportunity Commission (“EEOC”) claims of discrimination (provided, however, that Employee releases Employee’s right to secure any damages for alleged discriminatory treatment); any right to communicate directly with, cooperate with, or provide information to, any federal, state or local government regulator; any right to file an unfair labor practice charge under the National Labor Relations Act; Employee’s rights in Employee’s capacity as an equityholder of the Company (as modified by this Agreement); any other rights that may not be waived by an employee under applicable law; or rights to enforce and claims to interpret the Agreement. (c) Unknown Claims. Employee acknowledges that Employee has been advised of and is familiar with the provisions of California Civil Code section 1542, which provides as follows: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.” Employee, being aware of said Code section, hereby expressly waives any rights Employee may have thereunder, as well as under any other statutes or common law principles of similar effect. (d) Acknowledgements. Employee is hereby advised as follows: (i) Employee has read this release and understands its terms and effect, including the fact that Employee is agreeing to release and forever discharge the Company and each of the Releasees from any Claims released in this release; (ii) Employee understands that, by entering into this release, Employee does not waive any Claims that may arise after the date of Employee’s execution of this release, including without limitation any rights or claims that Employee may have to secure enforcement of the terms and conditions of this release; (iii) Employee has signed this release voluntarily and knowingly in exchange for the consideration described in this release, which Employee acknowledges is adequate and satisfactory to Employee and in addition to any other benefits to which Employee is otherwise entitled; (iv) The Company advises Employee to consult with an attorney prior to executing this release; and (v) Employee has seven (7) days to review and decide whether or not to sign this release. If Employee signs this release prior to the expiration of such period, Employee acknowledges that Employee has done so voluntarily, had sufficient time to consider the release, to consult with counsel and that Employee does not desire additional time and hereby waives the remainder of the seven (7) day period. In the event of any changes to this release, whether or not material, Employee waives the restarting of the seven (7) day period. (e) Representations. Employee represents and warrants that there has been no assignment or other transfer of any interest in any Claim which Employee may have against Releasees, or any of them, and Employee agrees to indemnify and hold Releasees, and each of them, harmless from any liability, Claims, demands, damages, costs, expenses and attorneys’ fees incurred by Releasees, or any of them, as the result of any such assignment or transfer or any rights or Claims under any such assignment or transfer. It is the intention of the parties that this indemnity does not require payment as a condition precedent to recovery by the Releasees against Employee under this indemnity. Employee agrees that if Employee hereafter commences any suit arising out of, based upon, or relating to any of the Claims released hereunder or in any manner asserts against

US-LEGAL-10600104/4 174008-0001 6 Releasees, or any of them, any of the Claims released hereunder, then Employee agrees to pay to Releasees, and each of them, in addition to any other damages caused to Releasees thereby, all attorneys’ fees incurred by Releasees in defending or otherwise responding to said suit or Claim. (f) No Actions. Employee represents and warrants to the Company that Employee has no pending actions, Claims or charges of any kind. Employee agrees that if Employee hereafter commences, joins in, or in any manner seeks relief through any suit arising out of, based upon, or relating to any of the Claims released hereunder or in any manner asserts against the Releasees any of the Claims released hereunder, then Employee will pay to the Releasees against whom such Claim(s) is asserted, in addition to any other damages caused thereby, all attorneys’ fees incurred by such Releasees in defending or otherwise responding to said suit or Claim; provided, however, that Employee shall not be obligated to pay the Releasees’ attorneys’ fees to the extent such fees are attributable to: (1) claims under the ADEA or a challenge to the validity of the release of claims under the ADEA; or (2) Employee’s right to file a charge with the EEOC or any other government agency; however, to the extent permitted by law, Employee hereby waives any right to any damages or individual relief resulting from any such charge. 7. Reaffirmation of Restrictive Covenants. The parties acknowledge and agree that Employee previously made certain covenants, as set forth in (a) Section 10 (Non-Competition) of the Employment Agreement and (b) the Confidentiality Agreement (collectively, the “Restrictive Covenants”). Employee hereby acknowledges and agrees that the Restrictive Covenants shall remain in full force and effect in accordance with their terms and that Employee shall be bound by their terms and conditions. 8. Exceptions. Notwithstanding anything in this Agreement to the contrary, nothing contained in this Agreement shall prohibit Employee (or Employee’s attorney) from (a) filing a charge with, reporting possible violations of federal law or regulation to, participating in any investigation by, or cooperating with the Securities and Exchange Commission (the “SEC”), the Financial Industry Regulatory Authority (“FINRA”), the Equal Employment Opportunity Commission, the National Labor Relations Board, the Occupational Safety and Health Administration, the Commodity Futures Trading Commission, the Department of Justice or any other securities regulatory agency, self-regulatory authority or non-U.S., federal, state or local regulatory authority (collectively, "Government Agencies"), or making other disclosures that are protected under the whistleblower provisions of applicable law or regulation, (b) communicating directly with, cooperating with, or providing information (including trade secrets) in confidence to any Government Agencies for the purpose of reporting or investigating a suspected violation of law, or from providing such information to Employee’s attorney or in a sealed complaint or other document filed in a lawsuit or other governmental proceeding, and/or (c) receiving an award for information provided to any Government Agency. Pursuant to 18 USC Section 1833(b), Employee will not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that is made (i) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law, or (ii) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. Further, nothing in this Agreement is intended to or shall preclude Employee from providing truthful testimony in response to a valid subpoena, court order, regulatory request or other judicial, administrative or legal process or otherwise as required by law. If Employee is required to provide testimony, then unless otherwise directed or requested by a Governmental Agency or law enforcement, Employee shall notify the Company in writing as promptly as practicable after receiving any such request of the anticipated testimony and at least ten (10) days prior to providing such testimony (or, if such notice is not possible under the circumstances, with as much prior notice as is possible) to afford the Company a reasonable opportunity to challenge the subpoena, court order or similar legal process. 9. Ongoing Cooperation. Subject to Section 7, Employee agrees that Employee will (a) reasonably assist and cooperate with the Company and its affiliates concerning reasonable requests for information about the business of the Company or its affiliates or Employee’s involvement and participation

US-LEGAL-10600104/4 174008-0001 7 therein to internal parties only, and shall not request Employee to have conversations with lenders, shareholders, or other third parties without fair compensation therefore, (b) provide truthful information to the Company and its affiliates in connection with the defense, prosecution or investigation of any claims or actions now in existence or which may be brought in the future against or on behalf of the Company or its subsidiaries or affiliates, including any proceeding before any arbitral, administrative, judicial, legislative, or other body or agency, including testifying in any proceeding to the extent such claims, actions, investigations or proceedings relate to services performed or required to be performed by Employee, pertinent knowledge possessed by Employee, or any act or omission by Employee, and (c) and provide truthful information to the Company and its affiliates in connection with any investigation or review by any federal, state or local regulatory, quasi- or self-regulatory or self-governing authority or organization (including, without limitation, the SEC and FINRA) as any such investigation or review relates to services performed or required to be performed by Employee, pertinent knowledge possessed by Employee, or any act or omission by Employee. With respect to clauses (b) and (c), Employee will be available to meet and speak with officers or employees of the Company, its affiliates and/or their counsel at reasonable times and locations, with due respect to Employee’s other obligations and time commitment , executing accurate and truthful documents, appearing at the Company’s request as a witness at depositions, trials or other proceedings without the necessity of a subpoena, and taking such other actions as may reasonably be requested by the Company and/or its counsel to effectuate the foregoing, and if requested by Employee, paying the all expenses associated with clause (b) and (c) including travel expenses and the expense of an attorney to advise and represent Employee with respect to clause (b) and (c) . In requesting such services under (a), (b) or (c), the Company will honor and respect other commitments that Employee may have at the time of the request and will limit Employee’s time commitment requested by the Company to the maximum extent possible. 10. Arbitration. Section 16 (Arbitration) of the Employment Agreement regarding arbitration shall apply mutatis mutandis to any disputes arising out of or relating to this Agreement or the breach thereof, and shall continue to apply pursuant to its terms to any disputes arising out of or relating to the Employment Agreement. 11. Governing Law. This Agreement shall be interpreted, construed, governed and enforced according to the laws of the State of New York without regard to the application of choice of law rules. 12. Liability Insurance and Indemnification, Notices and Miscellaneous. Sections 13 (Liability Insurance and Indemnification), 14 (Notices) and 17 (Miscellaneous) of the Employment Agreement shall apply to this Agreement, mutatis mutandis, and shall continue to apply pursuant to their terms to any provisions of the Employment Agreement that continue pursuant to their terms. 13. Entire Agreement/Integration. This Agreement, together with the Additional Release, the letter regarding tax withholding from the Company to you dated October 2021, and any provisions of the Employment Agreement that survive in accordance with their terms, including without limitation Sections 9 through 19 thereof, the Confidentiality Agreement and any applicable award agreements for the equity awards referenced herein, in each case as modified herein, constitutes the entire agreement between Employee and the Company concerning the subject matter hereof. No covenants, agreements, representations, or warranties of any kind, other than those set forth herein, have been made to any party hereto with respect to this Agreement. All prior discussions and negotiations have been and are merged and integrated into, and are superseded by, this Agreement. No amendments to this Agreement will be valid unless written and signed by Employee and an authorized representative of the Company. 14. Consultation with Counsel. Employee acknowledges (a) that Employee has thoroughly read and considered all aspects of this Agreement, that Employee understands all its provisions and that Employee is voluntarily entering into this Agreement, and (b) that Employee has been represented by, or had the opportunity to be represented by independent counsel of Employee’s own choice in connection with the negotiation and execution of this Agreement and has been advised to do so by the Company, and (c) that Employee has read and understands the Agreement, is fully aware of its legal effect, and has entered into it freely based on Employee’s own judgment. In furtherance thereof, upon Employee’s submission of appropriate verification of reasonable and customary legal fees incurred by Employee in obtaining legal

US-LEGAL-10600104/4 174008-0001 8 advice associated with the review, preparation, approval, and execution of this Agreement, the Company shall reimburse Employee for up to $12,000 in the aggregate for all such legal fees no later than thirty (30) days of receipt of an invoice for legal services from Employee and/or Employee’s attorneys. Without limiting the generality of the foregoing, Employee acknowledges that Employee has had the opportunity to consult with Employee’s own independent tax advisors with respect to the tax consequences to Employee of this Agreement and the payments hereunder, and that Employee is relying solely on the advice of Employee’s independent advisors for such purposes. Any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement. * * * * *

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the date first written above. CLEVER LEAVES HOLDINGS INC. By: ________________________ Name: David M. Kastin Title: General Counsel EMPLOYEE By: ________________________ Name: Kyle Detwiler

US-LEGAL-10600104/4 174008-0001 EXHIBIT A GENERAL RELEASE AGREEMENT This General Release of Claims (this “Release”) is made by Kyle Detwiler (“Employee”) in favor of Clever Leaves Holdings Inc., a corporation organized under the law of British Columbia, Canada (the “Company”), and the “Releasees” (as defined below), as of the date of Employee’s execution of this Release. 1. Release by Employee. In exchange for the benefits set forth in the Separation and Release Agreement entered into by and between the Company and Employee, dated as of February 8, 2022, (the “Agreement”) to which this Release is an exhibit, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Employee agrees unconditionally and forever to release and discharge the Company and the Company’s affiliated, related, parent and subsidiary corporations, as well as their respective past and present parents, subsidiaries, affiliates, associates, members, stockholders, employee benefit plans, attorneys, agents, representatives, partners, joint venturers, predecessors, successors, assigns, insurers, owners, employees, officers, directors and all persons acting by, through, under, or in concert with them, or any of them (hereinafter the “Releasees”) from any and all manner of claims, actions, causes of action, in law or in equity, demands, rights, or damages of any kind or nature which Employee may now have, or ever have, whether known or unknown, fixed or contingent, arising out of Employee’s employment with the Company or separation from employment (hereinafter called “Claims”), that Employee now has or may hereafter have against the Releasees by reason of any and all acts, omissions, events or facts occurring or existing prior to Employee’s execution of this Release. The Claims released hereunder specifically include, but are not limited to, any claims for fraud; breach of contract; breach of implied covenant of good faith and fair dealing; inducement of breach; interference with contract; wrongful or unlawful discharge or demotion; violation of public policy; sexual or any other type of assault and battery; invasion of privacy; intentional or negligent infliction of emotional distress; intentional or negligent misrepresentation; conspiracy; failure to pay wages, benefits, vacation pay, severance pay, commissions, equity, attorneys’ fees, or other compensation of any sort; failure to accommodate disability, including pregnancy; discrimination or harassment on the basis of pregnancy, race, color, sex, gender, national origin, ancestry, religion, disability, handicap, medical condition, marital status, sexual orientation or any other protected category; any claim under the Age Discrimination in Employment Act, as amended, 29 U.S.C. § 621 et seq. (“ADEA”); the Older Workers’ Protection Benefit Act of 1990; Title VII of the Civil Rights Act of 1964, as amended, by the Civil Rights Act of 1991, 42 U.S.C. § 2000 et seq.; Equal Pay Act, as amended, 29 U.S.C. § 206(d); the Civil Rights Act of 1866, 42 U.S.C. § 1981; the Family and Medical Leave Act of 1993, 29 U.S.C. § 2601 et seq.; the Americans with Disabilities Act of 1990, 42 U.S.C. § 12101 et seq.; the False Claims Act, 31 U.S.C. § 3729 et seq.; the Employee Retirement Income Security Act, as amended, 29 U.S.C. § 1001 et seq.; the Worker Adjustment and Retraining Notification Act, as amended, 29 U.S.C. § 2101 et seq.; the Fair Labor Standards Act, 29 U.S.C. § 215 et seq.; the New York State Human Rights Law; the New York Labor Law (including but not limited to the New York State Worker Adjustment and Retraining Notification Act, all provisions prohibiting discrimination and retaliation, and all provisions regulating wage and hour law); the New York State Correction Law, the New York State Civil Rights Law, Section 125 of the New York Workers' Compensation Law; the New York City Human Rights Law; the Florida Civil Rights Act (§§ 760.01 to 760.11, Fla. Stat.); the Florida Whistleblower Protection Act ((§§ 448.101 to 448.105, Fla. Stat.); the Florida Workers’ Compensation Retaliation provision (§§ 440.205, Fla. Stat.); the Florida Minimum Wage Act ((§§ 448.110, Fla. Stat.); Article X, Section 24 of the Florida Constitution (Fla. Const. art. X, § 24); the Florida Fair Housing Act (§§ 760.20 to 760.37, Fla. Stat.); and any federal, state or local laws of similar effect.

US-LEGAL-10600104/4 174008-0001 A-3 2. Claims Not Released. This Release shall not apply to: the Company’s obligations to provide the separation benefits under Section 4 of the Agreement; Employee’s right to indemnification under any applicable indemnification agreement with the Company; the Company’s governing documents or applicable law; the right to continued coverage and reimbursement for prior claims under D&O insurance on the same terms as for other active executives; Employee’s right to assert claims for workers’ compensation or unemployment benefits; Employee’s right to bring to the attention of the Equal Employment Opportunity Commission (“EEOC”) claims of discrimination (provided, however, that Employee releases Employee’s right to secure any damages for alleged discriminatory treatment); any right to communicate directly with, cooperate with, or provide information to, any federal, state or local government regulator; any right to file an unfair labor practice charge under the National Labor Relations Act; Employee’s rights in Employee’s capacity as an equityholder of the Company (as modified by the Agreement); any other rights that may not be waived by an employee under applicable law; or rights to enforce and claims to interpret the Agreement. 3. Unknown Claims. Employee acknowledges that Employee has been advised of and is familiar with the provisions of California Civil Code section 1542, which provides as follows: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.” Employee, being aware of said Code section, hereby expressly waives any rights Employee may have thereunder, as well as under any other statutes or common law principles of similar effect. 4. Acknowledgements. Employee is hereby advised as follows: (a) Employee has read this Release and understands its terms and effect, including the fact that Employee is agreeing to release and forever discharge the Company and each of the Releasees from any Claims released in this Release. (b) Employee understands that, by entering into this Release, Employee does not waive any Claims that may arise after the date of Employee’s execution of this Release, including without limitation any rights or claims that Employee may have to secure enforcement of the terms and conditions of this Release. (c) Employee has signed this Release voluntarily and knowingly in exchange for the consideration described in this Release, which Employee acknowledges is adequate and satisfactory to Employee and in addition to any other benefits to which Employee is otherwise entitled. (d) The Company advises Employee to consult with an attorney prior to executing this Release. (e) Employee has seven (7) days to review and decide whether or not to sign this Release. If Employee signs this Release prior to the expiration of such period, Employee acknowledges that Employee has done so voluntarily, had sufficient time to consider the Release, to consult with counsel and that Employee does not desire additional time and hereby waives the remainder of the seven (7) day period. In the event of any changes to this Release, whether or not material, Employee waives the restarting of the seven (7) day period.

US-LEGAL-10600104/4 174008-0001 A-4 5. Representations. Employee represents and warrants that there has been no assignment or other transfer of any interest in any Claim which Employee may have against Releasees, or any of them, and Employee agrees to indemnify and hold Releasees, and each of them, harmless from any liability, Claims, demands, damages, costs, expenses and attorneys’ fees incurred by Releasees, or any of them, as the result of any such assignment or transfer or any rights or Claims under any such assignment or transfer. It is the intention of the parties that this indemnity does not require payment as a condition precedent to recovery by the Releasees against Employee under this indemnity. Employee agrees that if Employee hereafter commences any suit arising out of, based upon, or relating to any of the Claims released hereunder or in any manner asserts against Releasees, or any of them, any of the Claims released hereunder, then Employee agrees to pay to Releasees, and each of them, in addition to any other damages caused to Releasees thereby, all attorneys’ fees incurred by Releasees in defending or otherwise responding to said suit or Claim. 6. No Actions. Employee represents and warrants to the Company that Employee has no pending actions, Claims or charges of any kind. Employee agrees that if Employee hereafter commences, joins in, or in any manner seeks relief through any suit arising out of, based upon, or relating to any of the Claims released hereunder or in any manner asserts against the Releasees any of the Claims released hereunder, then Employee will pay to the Releasees against whom such Claim(s) is asserted, in addition to any other damages caused thereby, all attorneys’ fees incurred by such Releasees in defending or otherwise responding to said suit or Claim; provided, however, that Employee shall not be obligated to pay the Releasees’ attorneys’ fees to the extent such fees are attributable to: (1) claims under the ADEA or a challenge to the validity of the release of claims under the ADEA; or (2) Employee’s right to file a charge with the EEOC or any other government agency; however, to the extent permitted by law, Employee hereby waives any right to any damages or individual relief resulting from any such charge. 7. Exceptions. Notwithstanding anything in this Release to the contrary, nothing contained in this Release shall prohibit Employee (or Employee’s attorney) from (i) filing a charge with, reporting possible violations of federal law or regulation to, participating in any investigation by, or cooperating with the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the EEOC, the National Labor Relations Board, the Occupational Safety and Health Administration, the Commodity Futures Trading Commission, the Department of Justice or any other securities regulatory agency, self-regulatory authority or non-U.S., federal, state or local regulatory authority (collectively, “Government Agencies”), or making other disclosures that are protected under the whistleblower provisions of applicable law or regulation, (ii) communicating directly with, cooperating with, or providing information (including trade secrets) in confidence to any Government Agencies for the purpose of reporting or investigating a suspected violation of law, or from providing such information to Employee’s attorney or in a sealed complaint or other document filed in a lawsuit or other governmental proceeding, and/or (iii) receiving an award for information provided to any Government Agency. Pursuant to 18 USC Section 1833(b), Employee will not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that is made: (x) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law; or (y) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. Further, nothing in this Release is intended to or shall preclude Employee from providing truthful testimony in response to a valid subpoena, court order, regulatory request or other judicial, administrative or legal process or otherwise as required by law. If Employee is required to provide testimony, then unless otherwise directed or requested by a Governmental Agency or law enforcement, Employee shall notify the Company in writing as promptly as practicable after receiving any such request of the anticipated testimony and at least ten (10) days prior to providing such testimony (or, if such notice is not possible under the circumstances, with as much prior notice as is possible) to afford the Company a reasonable opportunity to challenge the subpoena, court order or similar legal process.

US-LEGAL-10600104/4 174008-0001 A-5 8. Miscellaneous. (a) No Admission. Employee understands and agrees that neither the payment of money nor the execution of this Release shall constitute or be construed as an admission of any liability whatsoever by the Releasees. (b) Severability. If any sentence, phrase, section, subsection or portion of this Release is found to be illegal or unenforceable, such action shall not affect the validity or enforceability of the remaining sentences, phrases, sections, subsections or portions of this Release, which shall remain fully valid and enforceable. (c) Headings. The headings in this Release are provided solely for convenience, and are not intended to be part of, nor to affect or alter the interpretation or meaning of, this Release. (d) Construction of Agreement. Employee has been represented by, or had the opportunity to be represented by, counsel in connection with the negotiation and execution of this Release. Any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Release. (e) Entire Agreement/Integration. This Release, together with the Agreement, constitutes the entire agreement between Employee and the Company concerning the subject matter hereof. No covenants, agreements, representations, or warranties of any kind, other than those set forth herein, have been made to any party hereto with respect to this Release. All prior discussions and negotiations have been and are merged and integrated into, and are superseded by, this Release. No amendments to this Release will be valid unless written and signed by Employee and an authorized representative of the Company. Sign only on or within seven (7) days after March 24, 2022. KYLE DETWILER Date:____________________ Kyle Detwiler